Exhibit 10.26

AMENDMENT NO. 1 TO
MULTI-YEAR CREDIT AGREEMENT

        This Amendment No. 1 to Credit Agreement (this “Amendment”) dated as of September 28, 2004 is made by and between ST. JUDE MEDICAL, INC., a Minnesota corporation (the “Borrower”), each lender party hereto (collectively, the “Lenders” and individually, a “Lender”), and BANK OF AMERICA, N.A., as Administrative Agent, a Lender and L/C Issuer (in such capacity, the “Administrative Agent”). Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Credit Agreement (as defined below).

W I T N E S S E T H:

        WHEREAS, the Borrower, the Lenders and the Administrative Agent entered into that certain Multi-Year Credit Agreement dated as of September 11, 2003 (as so amended, as hereby amended, and as from time to time hereafter further amended, modified, supplemented, restated, or amended and restated, the “Credit Agreement”) by and among the Borrower, the Lenders, the Administrative Agent, Banc of America Securities LLC, as Sole Lead Arranger and Sole Book Manager, The Bank of Tokyo-Mitsubishi, Ltd. and ABN AMRO Bank N.V., as Co-Syndication Agents, and Bank One, NA and Wells Fargo, N.A. (formerly known as Wells Fargo Bank, National Association), as Co-Documentation Agents; and

        WHEREAS, the Borrower has advised the Administrative Agent and the Lenders that it desires to amend certain provisions of the Credit Agreement, including without limitation the conditions precedent to all Credit Extensions, and the Administrative Agent and the Lenders have agreed so to amend the Credit Agreement on the terms and conditions set forth herein;

        NOW, THEREFORE, in consideration of the premises and further valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

        Section 1.       Amendment to Credit Agreement.

        (a)       Subject to the terms and conditions set forth herein, Section 1.01 of the Credit Agreement is hereby amended by deleting the definition of “Eurodollar Rate” in its entirety and replacing it as follows:

“Eurodollar Rate” means for any Interest Period with respect to any Eurodollar Rate Loan, a rate per annum determined by the Administrative Agent pursuant to the following formula:

Eurodollar Rate =	Eurodollar Base Rate 1.00 – Eurodollar Reserve Percentage

Where,

“Eurodollar Base Rate” means, for any Interest Period with respect to a Eurodollar Rate Loan, the rate per annum equal to the British Bankers Association LIBOR Rate (“BBA LIBOR”), as published by Reuters (or other commercially available source providing quotations of BBA LIBOR as designated by the Administrative Agent from time to time) at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period, for Dollar deposits (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period. If such rate is not available at such time for any reason, then the “Eurodollar Rate” for such Interest Period shall be the rate per annum determined by the Administrative Agent to be the rate at which deposits in Dollars for delivery on the first day of such Interest Period in same day funds in the approximate amount of the Eurodollar Rate Loan being made, continued or converted by Bank of America and with a term equivalent to such Interest Period would be offered by Bank of America’s London Branch to major banks in the London interbank eurodollar market at their request at approximately 11:00 a.m. (London time) two Business Days prior to the commencement of such Interest Period.

        (b)        Subject to the terms and conditions set forth herein, Section 1.01 of the Credit Agreement is hereby amended by deleting the definition of “364-Day Agreement” in its entirety.

        (c)        Subject to the terms and conditions set forth herein, Section 1.01 of the Credit Agreement is hereby amended by adding the following definition in alphabetical order:

“2004 Multi-Year Credit Agreement” means that certain Multi-Year Credit Agreement dated as of September 28, 2004 (as amended, restated, modified, supplemented or amended and restated from time to time) by and among the Borrower, Bank of America, N.A., as administrative agent, and the lenders from time to time party thereto.

        (d)       Subject to the terms and conditions set forth herein, Section 4.02(a) of the Credit Agreement is hereby amended by deleting such Section in its entirety and replacing it as follows:

The representations and warranties of the Borrower contained in Article V of this Agreement, but excluding the representation and warranty as to no Material Adverse Effect contained in Section 5.11(b) of this Agreement, or any other Loan Document, or which are contained in any document furnished at any time under or in connection herewith or therewith, shall be true and correct on and as of the date of such Credit Extension, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date, and except that for purposes of this Section 4.02, the representations and warranties contained in subsection (a) of Section 5.11 shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01.

        (e)        Subject to the terms and conditions set forth herein, Section 6.02 of the Credit Agreement is hereby amended by adding the following paragraph to the end of such Section, in its entirety:

The Borrower hereby acknowledges that (a) the Administrative Agent and/or the Arranger will make available to the Lenders and the L/C Issuer materials and/or information provided by or on behalf of the Borrower hereunder (collectively, “Borrower Materials”) by posting the Borrower Materials on IntraLinks or another similar electronic system (the “Platform”) and (b) certain of the Lenders may be “public-side” Lenders (i.e., Lenders that do not wish to receive material non-public information with respect to the Borrower or its securities) (each, a “Public Lender”). The Borrower hereby agrees that (w) all Borrower Materials that are to be made available to Public Lenders shall be clearly and conspicuously marked “PUBLIC” which, at a minimum, shall mean that the word “PUBLIC” shall appear prominently on the first page thereof; (x) by marking Borrower Materials “PUBLIC”, the Borrower shall be deemed to have authorized the Administrative Agent, the Arranger, the L/C Issuer and the Lenders to treat such Borrower Materials as either publicly available information or not material information (although it may be sensitive and proprietary) with respect to the Borrower or its securities for purposes of United States Federal and state securities laws; (y) all Borrower Materials marked “PUBLIC” are permitted to be made available through a portion of the Platform designated “Public Investor”; and (z) the Administrative Agent and the Arranger shall be entitled to treat any Borrower Materials that are not marked “PUBLIC” as being suitable only for posting on a portion of the Platform not designated “Public Investor”.

        (f)        Subject to the terms and conditions set forth herein, Section 7.05 of the Credit Agreement is hereby amended by deleting the last sentence of such Section in its entirety and replacing it as follows:

The restrictions contained in this Section shall not include any Indebtedness of any Subsidiary incurred under this Agreement or under the 2004 Multi-Year Credit Agreement.

        (g)        Subject to the terms and conditions set forth herein, Section 8.01(e) of the Credit Agreement is hereby amended by deleting such subsection in its entirety and replacing it as follows:

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Cross-Default. (i) The Borrower or any Subsidiary (A) fails to make any payment when due (whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise) under (I) the 2004 Multi-Year Credit Agreement or (II) in respect of any Indebtedness or Guarantee (other than Indebtedness hereunder and Indebtedness under Swap Contracts) having an aggregate principal amount (including undrawn committed or available amounts and including amounts owing to all creditors under any combined or syndicated credit arrangement) of more than the $25,000,000, or (B) fails to observe or perform any other agreement or condition (I) contained in the 2004 Multi-Year Credit Agreement or (II) relating to any such other Indebtedness or Guarantee or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event occurs, the effect of which default or other event is to cause, or to permit the lenders under the 2004 Multi-Year Credit Agreement or any holder or holders of such Indebtedness or the beneficiary or beneficiaries of such Guarantee (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause, with the giving of notice if required, such Indebtedness (including without limitation Indebtedness incurred pursuant to the 2004 Multi-Year Credit Agreement) to be demanded or to become due or to be repurchased, prepaid, defeased or redeemed (automatically or otherwise), or an offer to repurchase, prepay, defease or redeem such Indebtedness (including without limitation Indebtedness incurred pursuant to the 2004 Multi-Year Credit Agreement) to be made, prior to its stated maturity, or such Guarantee to become payable or cash collateral in respect thereof to be demanded; or (ii) there occurs under any Swap Contract an Early Termination Date (as defined in such Swap Contract) resulting from (A) any event of default under such Swap Contract as to which the Borrower or any Subsidiary is the Defaulting Party (as defined in such Swap Contract) or (B) any Termination Event (as so defined) under such Swap Contract as to which the Borrower or any Subsidiary is an Affected Party (as so defined) and, in either event, the Swap Termination Value owed by the Borrower or such Subsidiary as a result thereof is greater than $75,000,000; or

        (h)       Subject to the terms and conditions set forth herein, Article X of the Credit Agreement is hereby amended by adding the following Section 10.19, in numerical order, in its entirety:

10.19 USA PATRIOT Act Notice. Each Lender that is subject to the Act (as hereinafter defined) and the Administrative Agent (for itself and not on behalf of any Lender) hereby notifies the Borrower that pursuant to the requirements of the USA PATRIOT Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Act”), it is required to obtain, verify and record information that identifies the Borrower, which information includes the name and address of the Borrower and other information that will allow such Lender or the Administrative Agent, as applicable, to identify the Borrower in accordance with the Act.

        (i)       Subject to the terms and conditions set forth herein, Schedule 10.02 to the Credit Agreement is hereby amended by deleting the notice information for “Administrative Agent” in its entirety and replacing it as follows:

Administrative Agent’s Office
(for payments and Requests for Credit Extensions):
Bank of America, N.A.
NC1-001-15-01
101 N. Tryon Street
Charlotte, NC 28255
Attn:   Dee Daniel
Telephone:       704-387-5441
Facsimile:          704-409-0299
Email: dee.daniel@bankofamerica.com

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Payment Instructions: Bank of America, NA New York NY ABA# 026009593 A/C# 136621-2250600 Attn: Corporate Credit Services Ref: St. Jude Medical

Other Notices as Administrative Agent:
Bank of America, N.A.
Agency Management
CA5-701-12-09
1455 Market Street
San Francisco, CA 94103
Attn:   Cassandra McCain
Telephone:      415-436-3400
Facsimile:         415-503-5133
Email: cassandra.g.mccain@bankofamerica.com

        Section 2.        Effectiveness; Conditions Precedent.   The effectiveness of this Amendment and the amendments to the Credit Agreement herein provided are subject to the satisfaction of the conditions precedent:

(a) The Administrative Agent shall have received each of the following documents, instruments or deliverables in form and substance reasonably acceptable to the Administrative Agent:

(i)	original counterparts of this Amendment, duly executed by the Borrower, the Lenders and the Administrative Agent; and

(ii)	such other documents, instruments, opinions, certifications, undertakings, further assurances and other matters as the Administrative Agent shall reasonably request; and

(b) All fees and expenses payable to the Administrative Agent and the Lenders (including the fees and expenses of counsel to the Administrative Agent) accrued to date shall have been paid in full.

        Section 3.       Representations and Warranties.   In order to induce the Administrative Agent and the Lenders to enter into this Amendment, the Borrower represents and warrants to the Administrative Agent and the Lenders as follows:

(a) The representations and warranties made by the Borrower in Article V of the Credit Agreement are true and correct in all material respects on and as of the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date; and

(b) This Amendment has been duly authorized, executed and delivered by the Borrower and constitutes a legal, valid and binding obligation of the Borrower, except as may be limited by general principles of equity or by the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally.

        Section 4.       Entire Agreement.   This Amendment, together with the Credit Agreement (collectively, the “Relevant Documents”), sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relating to such subject matter. No promise, condition, representation or warranty, express or implied, not set forth in the Relevant Documents shall bind any party hereto, and no such party has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as otherwise expressly stated in the Relevant Documents, no representations, warranties or commitments, express or implied, have been made by any party to the other.

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        Section 5.       Full Force and Effect of Credit Agreement.   Except as hereby specifically amended, modified or supplemented, the Credit Agreement is hereby confirmed and ratified in all respects and shall be and remain in full force and effect according to their respective terms.

        Section 6.       Counterparts.   This Amendment may be executed in any number of counterparts, each of which shall be deemed an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile transmission shall be effective as delivery of an original counterpart of this Amendment.

        Section 7.       Governing Law.   THIS AMENDMENT SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE.

        Section 8.       Enforceability.   Should any one or more of the provisions of this Amendment be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.

        Section 9.       References.   All references in any of the Loan Documents to the “Credit Agreement” or in the Credit Agreement to “this Agreement” shall mean the Credit Agreement as amended hereby.

        Section 10.       Successors and Assigns.   This Amendment shall be binding upon and inure to the benefit of the Borrower, the Lenders and the Administrative Agent, and their respective successors, legal representatives, and assignees to the extent such assignees are permitted assignees as provided in the Credit Agreement.

[The remainder of this page is intentionally left blank.]

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        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

ST. JUDE MEDICAL, INC., as Borrower

By:	/s/ JOHN C. HEINMILLER
Name: John C. Heinmiller Title: Executive Vice President, CFO

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BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ CAYCE MCCAIN
Name: Cayce McCain Title: Assistant Vice President

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BANK OF AMERICA, N.A., as a Lender

By:	/s/ RICHARD C. HARDISON
Name: Richard C. Hardison Title: Vice President

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WELLS FARGO, N.A., as a Lender

By:	/s/ SCOTT D. BJELDE
Name: Scott D. Bjelde Title: Senior Vice President

By:	/s/ JENNIFER BARRETT
Name: Jennifer Barrett Title: Vice President & Loan Team Manager

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KEYBANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ CHRISTOPHER A. SWINDELL
Name: Christopher A. Swindell Title: Portfolio Manager

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BANCA DI ROMA – CHICAGO BRANCH, as a Lender

By:	/s/ JOYCE MONTGOMERY
Name: Joyce Montgomery Title: Vice President

By:	/s/ AURORA PENSA
Name: Aurora Pensa Title: Vice President

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THE BANK OF TOKYO-MITSUBISHI, LTD., CHICAGO BRANCH, as a Lender

By:	/s/ PATRICK MCCUE
Name: Patrick McCue Title: Vice President & Manager

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KBC BANK, N.V., as a Lender

By:	/s/ ROBERT SNAUFFER
Name: Robert Snauffer Title: First Vice President

By:	/s/ STEFANO SNOZZI
Name: Stefano Snozzi Title: First Vice President

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BANK ONE, NA, as a Lender

By:	/s/ ANTHONY F. MAGGIORE
Name: Anthony F. Maggiore Title: Managing Director, Capital Markets

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BNP PARIBAS, as a Lender

By:	/s/ JO ELLEN BENDER
Name: Jo Ellen Bender Title: Managing Director

By:	/s/ CHRISTINE L. HOWATT
Name: Christine L. Howatt Title: Director

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SUNTRUST BANK, as a Lender

By:	/s/ W. BROOKS HUBBARD
Name: W. Brooks Hubbard Title: Director

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U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ JEFFREY S. JOHNSON
Name: Jeffrey S. Johnson Title: Assistant Vice President

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FIFTH THIRD BANK, as a Lender

By:	/s/ ANDREW L. BUSCHLE
Name: Andrew L. Buschle Title: Vice President

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SVENSKA HANDELSBANKEN AB (PUBL), as a Lender

By:	/s/ MIKAEL WESTERBACK
Name: Mikael Westerback Title: Senior Vice President

By:	/s/ JESPER LINDQUIST
Name: Jesper Lindquist Title: Vice President

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